Exhibit 10.4
CONSENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT
THIS CONSENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 3, 2010, by and among WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), a Delaware limited liability company, as the arranger and administrative agent (“Agent”) for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto and REALPAGE, INC., a Delaware corporation (the “Borrower”).
WHEREAS, Borrower, Agent, and Lenders are parties to that certain Credit Agreement dated as of September 3, 2009 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);
WHEREAS, Borrower has informed Agent and Lenders that Borrower desires to (i) establish, on or about the date hereof, a wholly-owned Subsidiary RP Newco LLC, a Delaware limited liability company (“RP Newco”) and (ii) cause RP Newco to purchase certain of the assets of each of IAS Holdings, LLC, Level One, LLC and L1 Technology (collectively, “Level 1 Sellers”) pursuant to that certain Asset Purchase Agreement dated as of the date hereof a copy of which is attached hereto as Exhibit A (the “Level 1 Acquisition Agreement”) by and among Level 1 Sellers, L1 Land, LLC, L1 Holdings, Inc., Todd W. Baldree, Calvin D. Long, II, and Benjamin Holbrook, Borrower and RP Newco (such acquisition, the “Level 1 Acquisition”), which purchase absent requisite Lender consent would otherwise be prohibited by Section 6.3(a) of the Credit Agreement; and
WHEREAS, Borrower has requested that Agent and the Lenders consent to the Level 1 Acquisition and amend the Credit Agreement in certain respects as set forth herein and Agent and the Lenders have agreed to the foregoing, on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.
2. Consent. In reliance upon the representations and warranties of Borrower set forth in Section 8 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 7 below, Agent and the Lenders hereby consent to the consummation of the Level 1 Acquisition in accordance with the terms of the Level 1 Acquisition Agreement and agree that, notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the L1 Acquisition shall be considered a “Permitted Acquisition” for all purposes thereunder. Except as expressly set forth in this Amendment, the foregoing consent shall not constitute (i) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document or (ii) a waiver, release or limitation upon the exercise by Agent and/or Lenders of any of their respective rights, legal or equitable thereunder.

3. Amendments to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 8 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 7 below, the Credit Agreement is hereby amended as follows:
(a) The table set forth in Section 7(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Applicable Amount	Applicable Date
2.35:1.00	The last day of each month during the period from and including November 1, 2010 through and including December 31, 2010
2.00:1.00	The last day of each month during the period from and including January 31, 2011 through and including March 31, 2011
1.75:1.00	The last day of each month during the period from and including April 30, 2011 through and including June 30, 2011
1.50:1.00	July 31, 2011 and the last day of each month ending thereafter
(b) Schedules P-1, 4.1(c), 4.6(a), 4.6(b), 4.6(c), 4.13, 4.15, 4.17 and 4.25 are replaced with Schedules P-1, 4.1(c), 4.6(a), 4.6(b), 4.6(c), 4.13, 4.15, 4.17 and 4.25 attached hereto. The parties hereto hereby agree that the schedules attached hereto shall satisfy Borrower’s obligation to update such Schedules in connection with the Compliance Certificate required to be delivered by Borrower to Agent and Lenders for the fiscal quarter ended September 30, 2010.
(c) Schedule 1.1 to the Credit Agreement is hereby amended by adding each of the following defined terms in their appropriate alphabetical order:
“Eighth Amendment” means the Consent and Eighth Amendment dated as of October  _____, 2010 by and among Borrower, Agent and the Lenders party thereto.
“Level 1 Acquisition” has the meaning specified therefor in the recitals of the Eighth Amendment.
“Level 1 Holdback” means collectively, (i) a portion of the purchase price of the Level 1 Acquisition equal to $8,000,000 not paid at the closing therefor but held by RP Newco LLC and/or Borrower for satisfaction of indemnification obligations and purchase price adjustments and (ii) a portion of the purchase price of the Level 1 Acquisition equal to $150,000 not paid at closing therefor but held by RP Newco LLC and/or Borrower for satisfaction of fees relating to the purchase by Borrower and/or RP Newco LLC of certain software licenses, in each case relating to the Level 1 Acquisition.

“Level 1 Sellers” has the meaning specified therefor in the recitals of the Eighth Amendment.
(d) The definition of “Permitted Indebtedness” set forth on Schedule 1.1 of the Credit Agreement is hereby amended by (x) deleting the word “and” immediately at the end of clause (5), and (y) inserting a new clause (v) at the end of clause (u) as follows:
and (v) the Level 1 Holdback owing to the Level 1 Sellers arising in connection with the Level 1 Acquisition.
4. Amendment to Security Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 8 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 7 below, the parties hereto (and each Guarantor by its execution and delivery of the attached Consent and Reaffirmation) hereby agree that the Security Agreement is hereby amended to replace, Schedules 2, 3, 4, 5, 6 and 8 with Schedules 2, 3, 4, 5, 6 and 8 attached as Exhibit B hereto. The parties hereto hereby agree that the schedules attached hereto shall satisfy Borrower’s obligation to update such Schedules in connection with the Compliance Certificate required to be delivered by Borrower to Agent and Lenders for the fiscal quarter ended September 30, 2010.
5. Continuing Effect. Except as expressly set forth in Sections 2 and 3 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.
6. Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.
7. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:
(a) Agent shall have received a copy of this Amendment executed and delivered by Agent, the Lenders and the Loan Parties (with four (4) original copies of this Amendment to follow within two (2) Business Days after the date hereof), together with each of the additional documents, instruments and agreements listed on the closing checklist attached hereto as Exhibit A; and
(b) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

8. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders that:
(a) After giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which such Loan Party is a party are true and correct in all material respects on and as of the date of this Amendment (except to the extent any representation or warranty expressly related to an earlier date and except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or dollar thresholds in the text thereof);
(b) No Default or Event of Default has occurred and is continuing; and
(c) This Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.
9. Miscellaneous.
(a) Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Agent and the Lenders (including reasonable attorneys fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.
(b) Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.
(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

10. Release.
(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
(b) Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c) Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

REALPAGE, INC., a Delaware corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Chief Financial Officer

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender
By:	/s/ Troy V. Erickson
	Name:	Troy V. Erickson
	Title:	Director

COMERICA BANK, a Texas Banking Association, as a Lender
By:	/s/ Charles Fell
	Name:	Charles Fell
	Title:	Vice President

Signature Page to Consent and Eighth Amendment to Credit Agreement

CONSENT AND REAFFIRMATION
Each Guarantor hereby (i) acknowledges receipt of a copy of the foregoing Consent and Eighth Amendment to Credit Agreement (the “Amendment”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amendment), (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment (including Sections 4 and 9 thereof); (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth therein; and (v) ratifies, affirms, acknowledges and agrees that each of the Loan Documents to which such Guarantor is a party represents the valid, enforceable and collectible obligations of such Guarantor, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other such Loan Document. Each Guarantor hereby agrees that the Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by such Guarantor in all respects. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that neither Agent nor any Lender has any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.
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OPSTECHNOLOGY, INC., a Delaware corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	VP, CFO and Treasurer

MULTIFAMILY INTERNET VENTURES, LLC, a California limited liability company
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	VP, CFO and Treasurer

STARFIRE MEDIA, INC., a Delaware corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	VP and Treasurer

REALPAGE INDIA HOLDINGS, INC., a Delaware corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	VP, CFO and Treasurer

A.L. WIZARD, INC., a Delaware corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	VP, CFO and Treasurer

Consent and Reaffirmation to Consent and Eighth Amendment to Credit Agreement

PROPERTYWARE, INC., a California corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	VP, CFO and Treasurer

43642 YUKON INC., a Yukon company
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	VP, CFO and Treasurer

eREAL ESTATE INTEGRATION, INC. a California corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	VP and Treasurer

RP NEWCO LLC, a Delaware limited liability company
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Chief Financial Officer

Consent and Reaffirmation to Consent and Eighth Amendment to Credit Agreement

EXHIBIT A
(See attached)
Consent and Reaffirmation to Consent and Eighth Amendment to Credit Agreement

EXHIBIT B
(See attached)